UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	May 26, 2016

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01, 333-181466, 333-206176, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01, 333-206176-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road, Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

Issuance of Series 2016-2 Notes

On May 26, 2016, Synchrony Credit Card Master Note Trust (the “Trust”) entered into the Series 2016-2 Indenture Supplement (the “Series 2016-2 Indenture Supplement”), between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1, pursuant to which the Trust issued $600,000,000 of Series 2016-2 Class A Asset Backed Notes (the “Class A Notes”), $57,534,246 of Series 2016-2 Class B Asset Backed Notes (the “Class B Notes”), $49,315,069 of Series 2016-2 Class C Asset Backed Notes (the “Class C Notes”) and $73,972,603 of Series 2016-2 Class D Asset Backed Notes (the “Class D Notes”), described in a Prospectus dated May 20, 2016.

Use of Proceeds – Series 2016-2 Notes

The public offering of the Class A Notes was made under the registration statement (the “Registration Statement”) on Form SF-3 (File No. 333-206176 and File No. 333-206176-01) filed with the Securities and Exchange Commission on August 6, 2015 (as amended by pre-effective amendment no. 1 on December 30, 2015, pre-effective amendment no. 2 on February 5, 2016 and pre-effective amendment no. 3 on February 19, 2016) and declared effective on February 26, 2016.

The public offering of the Class A Notes terminated on May 26, 2016 upon the sale of all of the Class A Notes. The depositor retained all of the Class B Notes, the Class C Notes and the Class D Notes.  The underwriters of the Class A Notes were J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., CastleOak Securities, L.P., SG Americas Securities, LLC, RBC Capital Markets, LLC and BNP Paribas Securities Corp. No underwriting discount was paid to the underwriters with respect to the Class B Notes, the Class C Notes or the Class D Notes retained by the depositor.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Class A Notes with respect to underwriting commissions and discounts was $1,800,000.  After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Trust before expenses for the Class A Notes are $598,176,600. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $800,000 and net proceeds to the Trust, after deduction of expenses, are reasonably estimated to be $597,376,600. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Trust, or (b) owners of 10 percent or more of any class of securities of the Trust.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from Synchrony Bank (the “Bank”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from the Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Trust or (b) owners of 10 percent or more of any class of securities of the Trust.

Sale of Series 2016-1 Class B Notes

On May 27, 2016, the Trust sold $71,917,808 of Series 2016-1 Class B Asset Backed Notes (the “Series 2016-1 Class B Notes”), described in a Prospectus dated May 25, 2016.

Use of Proceeds – Series 2016-1 Class B Notes

The public offering of the Series 2016-1 Class B Notes was made under the registration statement (the “Registration Statement”) on Form SF-3 (File No. 333-206176 and File No. 333-206176-01) filed with the Securities and Exchange Commission on August 6, 2015 (as amended by pre-effective amendment no. 1 on December 30, 2015, pre-effective amendment no. 2 on February 5, 2016 and pre-effective amendment no. 3 on February 19, 2016) and declared effective on February 26, 2016.

The public offering of the Series 2016-1 Class B Notes terminated on May 27, 2016 upon the sale of all of the Series 2016-1 Class B Notes. The underwriter of the Series 2016-1 Class B Notes was Barclays Capital Inc.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2016-1 Class B Notes with respect to underwriting commissions and discounts was $233,733 for the Series 2016-1 Class B Notes.  After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses and amounts representing accrued interest for the Series 2016-1 Class B Notes are $71,765,544. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $100,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $71,722,839 (which includes accrued interest on the Series 2016-1 Class B Notes in the amount of $57,295). With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from the Bank, an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from the Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Series 2016-2 Indenture Supplement, dated as of May 26, 2016, between Synchrony Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 1, 2016	RFS Holding, L.L.C., as depositor

	By:	/s/ Joseph V. Ressa
	Name:	Joseph V. Ressa
	Title:	Vice President